Exhibit 99.1

Lantronix Announces Preliminary Revenue Results for Fourth

Quarter of Fiscal 2021 with Final Results to be Reported on

August 26, 2021

Presenting at the Oppenheimer 24th Annual Technology, Internet &

Communications Conference August 10th

IRVINE, Calif., Aug. 9, 2021 — Lantronix Inc. (NASDAQ: LTRX), a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM) offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware, today announced preliminary revenue and earnings results for its fiscal fourth quarter ended June 30, 2021, in anticipation of its participation in the Oppenheimer 24th Annual Technology, Internet & Communications Conference from August 9-11, 2021.

For the fourth quarter of fiscal 2021 ended June 30, 2021, Lantronix currently expects to report revenues greater than $20 million. As a reminder, the revenue for the foregoing fourth fiscal quarter of 2021 does not include any revenue from the recently acquired Transition Networks, which closed on August 2, 2021, after the close of the foregoing fourth quarter.

Lantronix CEO Paul Pickle and CFO Jeremy Whitaker will present at the 24th Annual Oppenheimer Technology, Internet & Communications Conference on August 10, 2021, at 1:35 p.m. Pacific Time (4:35 p.m. Eastern Time). Please click the following link to access the webcast. https://wsw.com/webcast/oppenheimer15/ltrx/2837012

Lantronix will release full and final results for its fiscal fourth quarter 2021 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on August 26, 2021. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q4 FY 2021 call. The webcast will be available simultaneously via the investor relations section of Lantronix’s website at www.lantronix.com.

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware. Lantronix enables its customers to provide reliable and secure IoT Intelligent Edge and OOBM solutions while accelerating time to market. Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT projects while providing quality, reliability and security across hardware, software and solutions.

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With three decades of proven experience in creating robust IoT technologies and OOBM solutions, Lantronix is an innovator in enabling its customers to build new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things. Lantronix’s solutions are deployed inside millions of machines at data centers, offices and remote sites serving a wide range of industries, including energy, agriculture, medical, security, manufacturing, distribution, transportation, retail, financial, environmental and government.

Lantronix is headquartered in Irvine, Calif. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix.

Preliminary Estimated Results

Lantronix’s announced preliminary estimated results for its fiscal fourth quarter ended June 30, 2021 are preliminary and may change. Lantronix has not completed its normal quarterly and year-end closing procedures for the quarter and year ended June 30, 2021 and there can be no assurance that final results for the quarter and year-end will not differ from the preliminary estimated results included herein, including as a result of year-end closing procedures adjustments. In addition, these preliminary estimated results should not be viewed as a substitute for full interim or audited financial statements prepared in accordance with GAAP that have been reviewed and/or audited by Lantronix’s auditors.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for the fourth quarter of fiscal 2021. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, including the efficacy and public acceptance of vaccinations, on our business, employees, supply and distribution chains and the global economy; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2020, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2020, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021, filed with the SEC on April 30, 2021, including in the section entitled “Risk Factors” in Item 1A of Part II of that report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2021 Lantronix, Inc. All rights reserved.

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Lantronix Media Contact:

Gail Kathryn Miller

Corporate Marketing &

Communications Manager

media@lantronix.com

949-453-7158

Lantronix Analyst and Investor Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com
949-450-7241

Lantronix Sales:

sales@lantronix.com

Americas +1 (800) 422-7055 (US and Canada) or +1 949-453-3990

Europe, Middle East and Africa +31 (0)76 52 36 744

Asia Pacific + 852 3428-2338

China + 86 21-6237-8868

Japan +81 (0) 50-1354-6201

India +91 994-551-2488

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